UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2011 (September 19, 2011)

PERICOM SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-27026	77-0254621
(Commission File Number)	(IRS employer identification No.)

3545 North First Street
San Jose, California 95134
(Address of principal executive offices, including zip code)

(408) 435-0800
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dennis McKenna resigned as a member of the Board of Directors of Pericom Semiconductor Corporation (the “Company”), effective as of September 19, 2011, to pursue other interests.  The Company thanks Mr. McKenna for his service as a director since early 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION
(Registrant)

Date: September 21, 2011	By:	/s/ Alex Hui

Alex Hui
Chief Executive Officer